                           SEC File No. 333-61831
                       Filed Pursuant to Rule 497(h)

                            PROSPECTUS SUPPLEMENT
      (to Prospectus dated July 1, 2004, as supplemented August 4, 2004)

                             ING PRIME RATE TRUST
                 1,340,482.000 Shares Of Beneficial Interest

On February 25, 2005, ING Prime Rate Trust (the "Trust") sold 1,340,482.000 shares of beneficial interest of the Trust through a privately negotiated transaction pursuant to a Distribution Agreement with ING Funds Distributor, LLC at a sales price of $7.460 per share.

           Gross Proceeds ..............................  $9,999,995.72
           Commission ..................................  $        0.00
           Net Proceeds to Trust........................  $9,999,995.72

On February 24, 2005, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.60.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
          STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS
       PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   ---------------------------------------


The date of this Prospectus Supplement is March 2, 2005.